                                                                   Exhibit 99.1
{CBIZ LOGO]
Century Business Services, Inc.
                                                                  Press release

FOR IMMEDIATE RELEASE              CONTACT:     Ware Grove
                                                Chief Financial Officer
                                                Century Business Services, Inc.
                                                Cleveland, Ohio
                                                (216) 447-9000


             CBIZ REPORTS FOURTH-QUARTER AND FULL-YEAR 2003 RESULTS

          FULL-YEAR NET INCOME FROM CONTINUING OPERATIONS INCREASES 92%

Cleveland, Ohio (February 17, 2004)--CBIZ (Century Business Services, Inc.) (NASDAQ: CBIZ) today announced fourth-quarter and full-year results for the year ended December 31, 2003.

CBIZ reported revenue of $124.0 million for the fourth quarter ended December 31, 2003, an increase of 3.4% over $119.9 million recorded for the fourth quarter of 2002. Same-unit revenue for the quarter increased 5.0%, or $5.9 million. Since the fourth quarter of 2002, CBIZ has divested several operations. The impact on revenue, net of increases from acquisitions completed since the fourth quarter of 2002 was a reduction in revenue of $1.8 million. The company recorded net income from continuing operations of $1.6 million, or $0.02 per diluted share compared with a net loss of $57 thousand recorded for the fourth quarter a year ago, or $0.00 per diluted share.

For the year ended December 31, 2003, CBIZ reported revenue of $512.8 million, compared with $499.2 million for 2002. Same-unit revenue for the year increased 2.7%, or $13.1 million. For the full year, the net impact of divestitures, net of acquisitions was a revenue increase of $400 thousand. Net income from continuing operations was $15.5 million, an increase of 92% over $8.1 million reported for 2002. Earnings per diluted share from continuing operations were $0.17 compared with $0.08 per diluted share reported for 2002.

As of December 31, 2003, the amount outstanding on bank debt was $14 million, a reduction from $23 million at the end of the third quarter. During 2003, CBIZ concluded a Dutch Auction Share Repurchase resulting in approximately 10 million shares being repurchased at a price of $3.30 per share, for a total paid of approximately $33 million.

Included in fourth-quarter results is a note receivable impairment charge of approximately $800 thousand, as well as gains on the sale of divested operations of $528 thousand. Full-year results include a total of $2.4 million of charges related to the impairment of a note received in connection with an asset sale in 1997, as well as approximately $700 thousand of corporate expense primarily for severance expense in the first quarter. Gain on the sale of divested operations for the full year was approximately $2.5 million.

       6050 Oak Tree Boulevard, South - Suite 500 - Cleveland, OH 44131 -
                   Phone (216) 447-9000 - Fax (216) 447-9007

"We are happy with the performance of our business in 2003 and earnings are in line with our expectations. Same unit revenue growth continues to strengthen. We have made five acquisitions in the past year and each is performing as planned. Net income from continuing operations reflects good operating leverage as our margins have improved," stated Steven Gerard, Chairman and Chief Executive Officer. "Our cash flow continues to be very strong. Since concluding the share repurchase in July, we have utilized cash flow to quickly reduce the debt level through the end of the year," continued Gerard.

OUTLOOK FOR 2004
CBIZ expects financial performance to continue to improve in 2004, however, remains cautious with respect to the economic outlook. In 2004, CBIZ expects to achieve revenue growth in the 4% - 6% range, and expects to improve earnings per share by 25% to 30% over the $0.17 per share recorded for 2003. Cash flow will continue to be strong, and CBIZ expects EBITDA to be approximately $50 million in 2004.

CBIZ will host a conference call later this morning to discuss its results. The call will be webcast in a listen-only mode over the Internet for the media and the public, and can be accessed at www.cbiz.com. Shareholders and analysts wishing to participate in the conference call may dial 1-888-862-6557 several minutes before 11:00 a.m. (ET). If you are dialing from outside the United States, dial 1-630-691-2748. A replay of the call will be available starting at 1:00 p.m. (ET) February 17 through midnight (ET), February 20, 2004. The dial-in number for the replay is 1-877-213-9653. If you are listening from outside the United States, dial 1-630-652-3041. The access code for the replay is 8312514. A replay of the webcast will also be available on the Company's web site at www.cbiz.com.

CBIZ is a provider of outsourced business services to small and medium-sized companies throughout the United States. As the largest benefits specialist, the ninth-largest accounting company, and one of the ten largest valuation and medical practice management companies in the United States, CBIZ provides integrated services in the following areas: accounting and tax; employee benefits; wealth management; property and casualty insurance; payroll; IS consulting; and HR consulting. CBIZ also provides valuation; litigation advisory; government relations; commercial real estate advisory; wholesale life and group insurance; healthcare consulting; medical practice management; worksite marketing; and capital advisory services. These services are provided throughout a network of more than 160 Company offices in 33 states and the District of Columbia.

Forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Such risks and uncertainties include, but are not limited to, the Company's ability to adequately manage its growth; the Company's dependence on the current trend of outsourcing business services; the Company's dependence on the services of its CEO and other key employees; competitive pricing pressures; general business and economic conditions; and changes in governmental regulation and tax laws affecting its insurance business or its business services operations. A more detailed description of such risks and uncertainties may be found in the Company's filings with the Securities and Exchange Commission.


For further information regarding CBIZ, call our Investor Relations Office at
(216) 447-9000 or visit our web site at www.cbiz.com.

       6050 Oak Tree Boulevard, South - Suite 500 - Cleveland, OH 44131 -
                   Phone (216) 447-9000 - Fax (216) 447-9007

                         CENTURY BUSINESS SERVICES, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                  THREE MONTHS ENDED DECEMBER 31, 2003 AND 2002
              (In thousands, except percentages and per share data)



                                                                                   THREE MONTHS ENDED
                                                                                      December 31,
                                                                  ----------------------------------------------------
                                                                     2003           %            2002 (1)         %
                                                                  ---------       ------        ---------       ------

Revenue .....................................................     $ 123,971       100.0%        $ 119,928       100.0%

Operating expenses ..........................................       111,742        90.1%          109,046        90.9%
                                                                  ---------       ------        ---------       ------
Gross margin ................................................        12,229         9.9%           10,882         9.1%

Corporate general and administrative expense ................         5,108         4.1%            4,808         4.0%
Depreciation and amortization expense .......................         4,452         3.6%            5,186         4.3%
                                                                  ---------       ------        ---------       ------
Operating income ............................................         2,669         2.2%              888         0.7%

Other income (expense):
   Interest expense .........................................          (201)       -0.2%             (506)       -0.4%
   Gain on divested operations, net .........................           528         0.4%               57         0.0%
   Other expense, net .......................................          (428)       -0.3%             (759)       -0.6%
                                                                  ---------       ------        ---------       ------
           Total other expense, net .........................          (101)       -0.1%           (1,208)       -1.0%

Income (loss) from continuing operations before income
   tax expense (benefit) ....................................         2,568         2.1%             (320)       -0.3%

Income tax expense (benefit).................................           973                          (263)
                                                                  ---------       ------        ---------       ------
Income (loss) from continuing operations ....................         1,595        1.3%               (57)        0.0%

Loss from operations of discontinued businesses, net of tax..          (408)                       (1,782)
Gain on disposal of discontinued businesses, net of tax .....         1,119                           670
                                                                  ---------       ------        ---------       ------
Net income (loss) ...........................................     $   2,306        1.9%         $  (1,169)       -1.0%
                                                                  =========                     =========
Diluted earnings (loss) per share:
   Continuing operations ....................................     $    0.02                     $       -
   Discontinued operations ..................................          0.01                         (0.01)
                                                                  ---------                     ---------
   Net income (loss) ........................................     $    0.03                     $   (0.01)
                                                                  =========                     =========

   Diluted shares outstanding ...............................        89,073                        94,899


OTHER DATA FROM CONTINUING OPERATIONS:
EBIT (2) ....................................................    $    3,010                     $     129
EBITDA (2) ..................................................    $    7,462                     $   5,315


(1) Certain amounts in the 2002 financial statements have been reclassified to account for discontinued operations subsequent to December 31, 2002.

(2) EBIT represents income from continuing operations before income taxes, interest expense, gain on divested operations, and impairment charges for notes related to the divestiture of an operation in 1997. Impairment charges for the three months ended December 31, 2003 and 2002 were $769 and $0, respectively. EBITDA represents EBIT as defined above before depreciation and amortization expense. The Company has included EBIT and EBITDA data because such data is commonly used as a performance measure by analysts and investors and as a measure of the Company's ability to service debt. EBIT and EBITDA should not be regarded as an alternative or replacement to any measurement of performance under generally accepted accounting principles (GAAP).

       6050 Oak Tree Boulevard, South - Suite 500 - Cleveland, OH 44131 -
                   Phone (216) 447-9000 - Fax (216) 447-9007

                         CENTURY BUSINESS SERVICES, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                 TWELVE MONTHS ENDED DECEMBER 31, 2003 AND 2002
              (In thousands, except percentages and per share data)



                                                                                  TWELVE MONTHS ENDED
                                                                                      December 31,
                                                                  ----------------------------------------------------
                                                                     2003           %            2002 (1)         %
                                                                  ---------       ------        ---------       ------

Revenue .......................................................   $ 512,762        100.0%       $ 499,209        100.0%

Operating expenses ............................................     448,707         87.5%         439,916         88.1%
                                                                  ---------       ------        ---------       ------
Gross margin ..................................................      64,055         12.5%          59,293         11.9%

Corporate general and administrative expense ..................      19,647          3.8%          19,672          3.9%
Depreciation and amortization expense .........................      17,161          3.3%          20,474          4.1%
                                                                  ---------       ------        ---------       ------
Operating income ..............................................      27,247          5.3%          19,147          3.8%

Other income (expense):
   Interest expense ...........................................     (1,055)         -0.2%          (2,478)        -0.5%
   Gain on divested operations, net ...........................      2,519           0.5%             930          0.2%
   Other expense, net .........................................     (1,093)         -0.2%          (1,073)        -0.2%
                                                                  ---------       ------        ---------       ------
           Total other income (expense), net ..................        371           0.1%          (2,621)        -0.5%

Income from continuing operations before income
   tax expense ................................................     27,618           5.4%          16,526          3.3%

Income tax expense ............................................     12,096                          8,421
                                                                  ---------       ------        ---------       ------
Income from continuing operations .............................     15,522           3.0%           8,105          1.6%

Loss from operations of discontinued businesses, net of tax ...       (932)                        (2,475)
Gain (loss) on disposal of discontinued businesses,
  net of tax ..................................................        726                         (2,471)
                                                                  ---------       ------        ---------       ------

Income before cumulative effect of change in
  accounting principle ........................................     15,316           3.0%           3,159          0.6%

Cumulative effect of a change in accounting principle,
  net of tax ..................................................          -                        (80,007)
                                                                  --------                      ---------
Net income (loss) .............................................   $ 15,316           3.0%       $ (76,848)       -15.4%
                                                                  ========                      =========
Diluted earnings (loss) per share:
   Continuing operations ......................................   $   0.17                      $    0.08
   Discontinued operations ....................................          -                          (0.05)
   Cumulative effect of change in accounting principle ........          -                          (0.82)
                                                                  --------                      ---------
   Net income (loss) ..........................................   $   0.17                      $   (0.79)
                                                                  ========                      =========
   Diluted shares outstanding .................................     92,762                         96,992

OTHER DATA FROM CONTINUING OPERATIONS:
EBIT (2) ......................................................   $ 28,548                      $  18,872
EBITDA (2) ....................................................   $ 45,709                      $  39,346


(1) Certain amounts in the 2002 financial statements have been reclassified to account for discontinued operations subsequent to December 31, 2002.

(2) EBIT represents income from continuing operations before income taxes, interest expense, gain on divested operations, and impairment charges for notes related to the divestiture of an operation in 1997. Impairment charges for the twelve months ended December 31, 2003 and 2002 were $2,394 and $798, respectively. EBITDA represents EBIT as defined above before depreciation and amortization expense. The Company has included EBIT and EBITDA data because such data is commonly used as a performance measure by analysts and investors and as a measure of the Company's ability to service debt. EBIT and EBITDA should not be regarded as an alternative or replacement to any measurement of performance under generally accepted accounting principles (GAAP).

       6050 Oak Tree Boulevard, South - Suite 500 - Cleveland, OH 44131 -
                   Phone (216) 447-9000 - Fax (216) 447-9007

                         CENTURY BUSINESS SERVICES, INC.
                        FINANCIAL HIGHLIGHTS (UNAUDITED)
                  (In thousands, except percentages and ratios)

                                                       THREE MONTHS ENDED
                                                          December 31,
                                                ------------------------------
                                                   2003                2002
                                                ---------            ---------
REVENUE
Accounting, Tax & Advisory Services .........   $  41,776            $  40,310
Benefits & Insurance Services ...............      46,361               42,123
National Practices - Other ..................      15,813               20,193
Medical Practice Management .................      20,021               17,302
                                                ---------            ---------
         Total ..............................   $ 123,971            $ 119,928
                                                =========            =========

                                                      TWELVE MONTHS ENDED
                                                          December 31,
                                                ------------------------------
                                                   2003                2002
                                                ---------            ---------
REVENUE
Accounting, Tax & Advisory Services .........   $ 203,399            $ 205,726
Benefits & Insurance Services ...............     162,095              150,515
National Practices - Other ..................      71,495               76,812
Medical Practice Management .................      75,773               66,156
                                                ---------            ---------
         Total ..............................   $ 512,762            $ 499,209
                                                =========            =========

                                                           YEAR ENDED
                                                          December 31,
                                                ------------------------------
                                                   2003                2002
                                                ---------            ---------
Cash and cash equivalents ...................   $   3,791            $   6,351
Restricted cash .............................   $  10,880            $  16,980
Accounts receivable, net ....................   $ 111,556            $ 101,939
Total current assets before funds held
  for clients ...............................   $ 139,840            $ 156,456
Funds held for clients ......................   $  44,917            $  49,217
Goodwill and other intangible assets ........   $ 167,280            $ 163,706

TOTAL ASSETS ................................   $ 402,145            $ 433,111

Current liabilities before client fund
  obligations ...............................   $  63,487            $  67,140
Client fund obligations .....................   $  44,917            $  49,217
Bank debt ...................................   $  14,000            $  17,500

TOTAL LIABILITIES ...........................   $ 124,307            $ 138,793
Treasury stock ..............................   $ (35,087)           $  (1,308)

TOTAL STOCKHOLDERS EQUITY ...................   $ 277,838            $ 294,318

Bank debt to equity .........................         5.0%                 5.9%
Days sales outstanding (1) ..................          82                   79

Shares outstanding ..........................      85,371               94,901
                                                =========            =========
Basic shares outstanding ....................      90,400               94,810
                                                =========            =========
Diluted shares outstanding ..................      92,762               96,992
                                                =========            =========


(1) Days sales outstanding (DSO) represent accounts receivable at the end of the period (before the allowance for doubtful accounts) divided by daily revenue (year-to-date revenue divided by number of days in the period). The Company has included DSO data because such data is commonly used as a performance measure by analysts and investors and as a measure of the Company's ability to collect on receivables in a timely manner. DSO should not be regarded as an alternative or replacement to any measurement of performance under generally accepted accounting principles (GAAP).

       6050 Oak Tree Boulevard, South - Suite 500 - Cleveland, OH 44131 -
                   Phone (216) 447-9000 - Fax (216) 447-9007